Exhibit 10.1

TECHNICAL COMMUNICATIONS CORPORATION

2005 NON-STATUTORY STOCK OPTION PLAN

1. Purpose of the Plan. The purpose of this Technical Communications Corporation 2005 Non-Statutory Stock Option Plan is to promote the success and interests of the Company and its stockholders by permitting and encouraging employees, directors and consultants of the Company to obtain a proprietary interest in the Company or its subsidiaries through the grant of non-statutory options to purchase shares of the Company. This Plan will enable the Company to attract, retain and motivate employees, directors and consultants whose services are critical to the success of the Company and align the interests of such individuals with those of the Company.

All Options granted under this Plan shall be Non-statutory Stock Options, or Options that do not qualify as Incentive Stock Options under Section 422 of the Code.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Code” shall mean the Internal Revenue Code of 1986, as amended (or any successor thereto).

(c) “Common Stock” shall mean the Common Stock, $.10 par value, of the Company.

(d) “Company” shall mean Technical Communications Corporation, a Massachusetts corporation, and its successors.

(e) “Committee” shall mean a Committee appointed by the Board of Directors in accordance with Section 3(a) of this Plan.

(f) “Consultant” shall mean any person who is engaged by the Company or any Subsidiary to render consulting or advisory services other than as an Employee or Director.

(g) “Continuous Status as an Employee, Consultant or Director” shall mean the absence of any interruption or termination of service as an Employee, Consultant or Director. Continuous Status as an Employee, Consultant or Director shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

(h) “Director” shall mean any member of the Board of Directors of the Company or any director of a Subsidiary.

(i) “Employee” shall mean any person, including officers and Directors, employed by the Company or any Subsidiary of the Company. Neither service as a Director nor the payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(j) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and any successor statute.

(k) “Incentive Stock Option” shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(l) “Non-statutory Stock Option” shall mean an Option not intended to qualify as an Incentive Stock Option.

(m) “Option” shall mean a stock option granted pursuant to this Plan.

(n) “Option Agreement” shall mean the written agreement between the Company and the Optionee setting forth the terms, conditions and restrictions of a Non-statutory Stock Option granted under the Plan.

(o) “Optioned Stock” shall mean the Common Stock subject to the Option.

(p) “Optionee” shall mean an Employee, Consultant or Director who receives an Option under the Plan.

(q) “Plan” shall mean this Technical Communications Corporation 2005 Non-Statutory Stock Option Plan, as the same shall be amended from time to time.

(r) “Share” shall mean a share of the Common Stock, as adjusted in accordance with Section 12 herein.

(s) “Subsidiary” shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Administration of the Plan.

(a) Procedure. This Plan shall be administered by the Board of Directors of the Company or one or more Committees of the Board of Directors appointed and constituted in accordance with this Section 3 and with the powers and duties delegated to such Committee by the Board. All references in this Plan to the Board shall also include any such Committee appointed by the Board. From time to time, the Board may alter the size of any Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of a Committee and thereafter directly administer the Plan. No member of the Board or a Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Options granted under the Plan. If a Committee is appointed by the Board, a majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee under the Plan may be made at a meeting at which a quorum is present by the vote of a majority of the members of the Committee or by a writing in lieu of a meeting signed by all members of the Committee. Meetings may be held by telephone conference or similar communication equipment by means of which all persons participating can hear each other. At least two members of the Committee shall be “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Code.

(b) Powers. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion, to: (i) determine the Employees, Consultants or Directors to whom, and the time or times at which, Options shall be granted and the number of shares to be represented by each Option; (ii) determine the terms, conditions and restrictions applicable to each Option (which need not be identical) and any Shares acquired upon exercise thereof, including without limitation the exercise price, method of payment for Shares purchased upon exercise of such Option, terms of exercisability and termination, and waive any condition or restriction with respect to any Option; (iii) determine the fair market value of a Share in accordance with Section 8(b) hereof; (iv) establish one or more forms of Option Agreement; (v) modify, amend or renew each Option and Option Agreement (if required, with the consent of the Optionee); (vi) accelerate, continue, extend or defer (if required, with the consent of the Optionee) the exercisability or vesting of any Option or Shares acquired upon exercise thereof, consistent with the provisions the Plan; (vii) authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; (viii) interpret the Plan; (ix) establish, amend and rescind rules and regulations relating to the Plan; and (x) make all other determinations deemed necessary or advisable for the administration of the Plan.

(c) Effect of Board’s Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

4. Stock Subject to the Plan.

(a) Subject to the provisions of Section 12 of this Plan, the maximum aggregate number of shares of Common Stock for which Options may be granted under the Plan is 100,000 shares of Common Stock. The Shares may be authorized but unissued Common Stock or issued and reacquired Common Stock held in treasury.

(b) If an Option should expire, terminate or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares that are retained by the Company upon exercise of an Option in order to satisfy the exercise price for such Option, or any withholding taxes due with respect to such exercise, shall be treated as not issued and shall continue to be available under the Plan.

(c) Notwithstanding any other provision of the Plan, shares issued under the Plan upon exercise of Options and later repurchased by the Company shall not become available for future grant or sale under the Plan.

5. Eligibility

(a) Non-statutory Stock Options may be granted to Employees, Consultants, or Directors as the Board may determine in its discretion. An Employee, Consultant or Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options; provided that the grant of an Option in one year or at any particular time shall not require a grant of an Option in any other year or at any other time and, provided, further, that that in no event shall any Employee, Consultant or Director receive Options hereunder in any one year to purchase more than 50,000 shares of Common Stock under the Plan. The Board may consider such factors it deems relevant in selecting Employees, Consultants and Directors to receive Options, the number of Shares subject to such Options, and the terms, provisions and restrictions with respect thereto.

(b) Neither the Plan nor any Option granted hereunder shall confer upon any Optionee any right with respect to continuation of employment, consulting or advisory relationship or directorship with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate his or her employment, consulting or advisory relationship or directorship at any time.

6. Term of Plan. The Plan shall be effective upon its adoption by the Board, and shall continue in effect for a term of ten years from the date of such adoption unless earlier terminated by the Board under Section 14 below.

7. Term of Options. The term of each Option shall be determined by the Board and set forth in the Option Agreement; provided that no Option granted hereunder shall have a term greater than, or be exercisable after, ten years from the date of grant thereof.

8. Exercise Price and Consideration.

(a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option hereunder shall be such price as is determined by the Board on the date of grant.

(b) Fair Market Value. The fair market value of a share of Common Stock means, as of any given date, the closing sales price of a share of Common Stock on such date on the principal national securities exchange on which the Common Stock is then traded or, if the Common Stock is not then traded on a national securities exchange, the closing sales price (or, if none, the average of the bid and asked prices) of the Common Stock on such date as reported on the National Association of Securities

Dealers Automated Quotation System (“Nasdaq”); provided, however, that if there are no sales reported on such date, fair market value shall be computed as of the last trading date preceding such date on which a sale was reported; provided, further, that if any such exchange or quotation system is closed on the date of determination, fair market value shall be determined as of the first day immediately preceding such date on which such exchange or quotation system was open for trading. If the Common Stock is not admitted to trade on a securities exchange or quoted on Nasdaq, the fair market value shall be as determined in good faith by the Board.

(c) Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised (which other Shares, in certain situations, shall have been held for at least six months), or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under Chapter 156D of the Massachusetts Corporation Law and applicable securities laws. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company. If the Company is then allowing the exercise of Options pursuant to a same-day sale / cashless exercise program, the consideration received by the Company from a broker pursuant to such program (provided that such program shall not involve the Company’s extending or arranging for the extension of credit to an Optionee) may also be acceptable consideration hereunder.

9. Procedure for Exercise of Option; Rights as a Shareholder.

(a) Any Option granted hereunder shall be exercisable at such time or times and upon such conditions as determined by the Board, and the Option Agreement with respect to any Option may contain such performance targets, waiting periods, exercise dates, and restrictions on exercise and transfer with respect to the Company, the Optionee and/or the underlying Shares as may be determined by the Board and as shall be permissible under the terms of the Plan; provided, however, an Option may not be exercised for a fraction of a Share.

(b) An Option shall be deemed to be exercised when notice of such exercise in the form required by the Option Agreement has been given to the Company in accordance with the terms of the Option Agreement by the person entitled to exercise the Option, full payment for the Shares with respect to which the Option is exercised has been received by the Company, and all conditions to exercise have been satisfied or waived. As authorized by the Board, full payment may consist of any consideration and method of payment allowable under Section 8(c) of this Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate or certificates representing such Shares, no right to vote or receive dividends or any other right of a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate as soon as reasonably practicable following exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of this Plan.

(c) Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of this Plan and for purchase under the Option, by the number of Shares as to which the Option is exercised.

10. Certain Events Affecting Exercisability of Options.

(a) Termination of Continuous Status as an Employee, Consultant or Director. In the event of termination of an Optionee’s Continuous Status as an Employee, Consultant or Director, other than by disability or death, such Optionee may, but only within 30 days (or such other period of time as is determined by the Board, with such determination being made at the time of grant of the Option) after such event of termination of an Optionee’s Continuous Status as an Employee, Consultant or Director, but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement, exercise the Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option (which the Optionee was entitled to exercise) within the time specified herein, the Option shall terminate. Notwithstanding anything herein to the contrary, in the event of termination of an Optionee’s Continuous Status as an Employee, Consultant or Director for “cause,” then his or her rights under any then-outstanding Option shall immediately terminate at the time of such termination. Termination for cause shall include but not be limited to the Optionee’s (i) commission of an act of fraud, embezzlement, misappropriation or theft or a felony, (ii) gross negligence, willful misconduct, insubordination or habitual neglect of duty in carrying out his or her duties as a Employee, Consultant or Director; (iii) non-compliance with any policy of the Company or the Company’s Code of Business Conduct and Ethics and failure to cure such noncompliance within 15 days of notice thereof from the Company, or (iv) breach of any material term of any agreement, contract or other arrangement between the Optionee and the Company regarding Optionee’s employment by or engagement with the Company, or breach of any duty owed by Optionee to the Company and/or its stockholders, in each case as determined by the Board. In addition to and not in lieu of the foregoing, if the Board reasonably believes that an Optionee has engaged in any of the activities described in clauses (i) – (iv) of this Section 10(a), the Board may suspend the Optionee’s right to exercise any Option pending a determination by the Board.

(b) Disability of Optionee. In the event of termination of an Optionee’s Continuous Status as an Employee, Consultant or Director as a result of such Optionee’s total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may, but only within six months (or such other period of time not exceeding 12 months as is determined by the Board, with such determination being made at the time of grant of the Option) from the date of termination, but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement, exercise the Option to the extent the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option (which the Optionee was entitled to exercise) within the time of specified herein, the Option shall terminate.

(c) Death of Optionee. In the event of the death of an Optionee (i) who is at the time of his or her death an Employee, Consultant or Director of the Company and who shall have been in Continuous Status as an Employee, Consultant or Director since the date of grant of the Option, or (ii) which occurs within 30 days after the termination of such Optionee’s Continuous Status as an Employee, Consultant or Director, the Option may be exercised at any time within 12 months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee, Consultant or Director 12 months after the date of death.

(d) Expiration of Unvested Options Upon Termination of Employment. Subject to Sections 10(a), (b) and (c) above, to the extent all or any part of an Option granted to an Employee, Consultant or Director was not exercisable as of the date of termination of an Optionee’s Continuous Status as an Employee, Consultant or Director, such right shall expire as of such date of termination.

11. Non-Transferability of Options. An Option may not be sold, pledged, assigned hypothecated, transferred, or disposed of in any manner other than by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order.

12. Adjustments Upon Changes in Capitalization or Merger.

(a) Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected” without receipt of consideration. Such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

(b) In the event of the proposed dissolution or liquidation of the Company, each outstanding Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation where the Company is not the surviving corporation, the Option shall be assumed or an equivalent option or award shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation refuses to assume the Option or to substitute an equivalent option or award, the Board may, in lieu of such assumption or substitution, accelerate the vesting and exercisability in full of outstanding Options and provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of at least 14 days from the date of such notice, and the Option will terminate upon the expiration of such period.

13. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee, Consultant or Director to whom an Option is so granted within a reasonable time after the date of such grant.

14. Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that no such amendment or termination of the Plan shall affect or impair the rights of an Optionee under Options granted prior to the date of such amendment or termination without the consent of the Optionee, except that the Plan may be amended in a manner that does not affect Options granted prior to the date of amendment or termination if such amendment is necessary to retain the benefits of Rule 16b-3 or Section 162(m) of the Code or to otherwise comply with applicable law, or such amendment does not adversely affect the rights of the Optionee; provided, further, that the Board shall not amend the Plan in any manner that requires stockholder, regulatory or other approval(s) under applicable law, rule or regulation without obtaining such approval(s).

15. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, the so-called state “blue sky” or securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investments and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

16. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17. Option Agreement; Modifications to Options. Options shall be evidenced by Option Agreements in such form or forms as the Board shall approve, which form or forms may incorporate all or any terms of the Plan by reference as determined by the Board. The Option Agreement for each Non-statutory Stock Option granted hereunder shall provide that such Option will not be treated as an Incentive Stock Option. In the event of a conflict between any Option Agreement and the Plan, the Plan shall control, and in no event shall the Board have the power to grant an Option or execute an Option Agreement that is contrary to the provisions of this Plan. Except as provided in the Option Agreement or as permitted by the Plan, no Option granted under the Plan may be modified after the date of grant of such Option unless agreed by the Optionee, which agreement must be in writing and signed by the Optionee and the Company.

18. Governing Law. The Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the Commonwealth of Massachusetts and shall be construed in accordance therewith, without regard to such jurisdiction’s conflict of laws principles.

19. Taxes. The Company shall be entitled, if the Board deems it necessary or desirable, to withhold (or secure payment from the Optionee in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any Common Stock issuable under such Optionee’s Option, and the Company may defer issuance of Common Stock upon the grant or exercise of an Option unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Board or its delegate and shall be payable by the Optionee at such time or times as the Board determines. An Optionee shall be permitted to satisfy his or her tax or withholding obligation by (a) having cash withheld from the Optionee’s salary or other compensation payable by the Company or a Subsidiary, (b) the payment of cash by the Optionee to the Company, (c) the payment in shares of Common Stock already owned by the Optionee valued at fair market value, and/or (d) the withholding from the Option, at the appropriate time, of a number of shares of Common Stock sufficient, based upon the fair market value of such Common Stock, to satisfy such tax or withholding requirements. The Board shall be authorized, in its sole and absolute discretion, to establish rules and procedures relating to any such withholding methods it deems necessary or appropriate (including, without limitation, rules and procedures relating to elections by Optionees who are subject to the provisions of Section 16 of the Exchange Act to have shares of Common Stock withheld from an award to meet those withholding obligations).

20. Compliance with Rule 16b-3 and Section 162(m). It is intended that the Plan be applied and administered in compliance with Rule 16b-3 promulgated under Section 16 of the Exchange Act and with Section 162(m) of the Code. If any provision of the Plan would be in violation of Section 162(m) if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Section 162(m) as determined by the Board in its discretion. The Board is authorized to amend the Plan and to make any such modifications to Option Agreements to comply with Rule 16b-3 and Section 162(m), as they may be amended from time to time, and to make any other such amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3 and Section 162(m). Notwithstanding the foregoing, the Board may amend the Plan so that it (or certain of its provisions) no longer comply with either or both of Rule 16b-3 or Section 162(m) if the Board specifically determines that such compliance is no longer desired and the Board may grant Options that do not comply with Rule 16b-3 and/or Section 162(m) if the Committee determines, in its sole and absolute discretion, that it is in the interest of the Company to do so.